Exhibit 10.3

                         TIDELANDS OIL & GAS CORPORATION
                           RESTRICTED STOCK AGREEMENT

     THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is entered into as of ________, by and between TIDELANDS OIL & GAS CORPORATION, a Nevada corporation (the "Company"), and _____________ ("Recipient").


                               W I T N E S S E T H

     WHEREAS,  the Recipient  provides or has provided  services to the Company;
and

     WHEREAS, the Board of Directors of the Company has determined that, as an material inducement for Recipient in recognition of such services to the Company, and subject to the restrictions stated below, the Recipient should be granted shares of the Company's Common Stock as set forth herein;

     WHEREAS, the Company regards Recipient as a valuable employee or service provider and contributor to the Company and has determined that it would be in the interest of the Company and its shareholders to issue the Restricted Stock provided for in this Agreement to Recipient as an incentive and/or for payment, in connection with the services by Recipient;

     WHEREAS, the Company has established a 2007 Non-Qualified Stock Grant and Option Plan (the "Plan"), and registered shares under the Plan pursuant to Form S-8 (the "S-8");

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

                                A G R E E M E N T

         1. Restricted Stock Grant. Subject to the terms and conditions of this Agreement, the Company hereby grants to Recipient _____________________ shares of Common Stock of the Company herein (the "Restricted Stock"). The parties acknowledge that the Restricted Stock is being issued under, and has been registered pursuant to, the Company's S-8.

         2. Issuance of Stock; Escrow. As soon as practicable, the Company shall cause the shares of Restricted Stock to be issued in the Recipient's name. At the Company's election, the Restricted Stock may be held in the custody of the Company or its designee for the Recipient's account until the shares are vested in accordance with Section 3 hereof and shall be subject to the restrictions described herein.

         3. Vesting.

         (a) The interest of the Recipient in the Restricted Stock shall vest as follows:________________________.


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         (b) Notwithstanding the foregoing, the interest of the Recipient in the
Restricted Stock shall vest as to 100% of the then unvested Restricted Stock upon the Recipient's termination of employment due to death.

         4. Restrictions.

         (a) No portion of the Restricted Stock or rights granted hereunder may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Recipient until such portion of the Restricted Stock becomes vested in accordance with Section 3 of this Agreement. The period of time between the date hereof and the date all Restricted Stock becomes vested is referred to herein as the "Restriction Period."

         (b) [optional: If the Recipient's employment with the Company is terminated for any reason (other than due to death as provided in Section 3 above), the balance of the Restricted Stock subject to the provisions of this Agreement which have not vested at the time of the Recipient's termination of employment shall be forfeited by the Recipient, and ownership transferred back to the Company.]

         5. Recipient Shareholder Rights. All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization; provided, however, that dividends paid, if any, with respect to that Restricted Stock which has not vested at the time of the dividend payment shall be subject to the same restrictions that apply to the corresponding Restricted Stock.

         6. Changes in Stock. In the event that as a result of (a) any stock dividend, stock split or other change in the Restricted Stock, or (b) any merger or sale of all or substantially all of the assets or other acquisition of the Company, and by virtue of any such change, the Recipient shall in his capacity as owner of unvested shares of Restricted Stock which have been awarded to him (the "Prior Stock") be entitled to new or additional or different shares or securities, such new or additional or different shares or securities shall thereupon be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Stock pursuant to this Agreement, subject to the full vesting of the Restricted Stock at the sole discretion of the Company in accordance with Section 12 of the Plan.

         7. Taxes. The Recipient shall be liable for any and all taxes, including withholding taxes, arising out of this grant or the vesting of Restricted Stock hereunder. The Recipient may elect to satisfy such withholding tax obligation by having the Company retain Restricted Stock having a fair market value equal to the Company's minimum withholding obligation.

         8. Legends; Stop Transfer. All certificates for shares of Restricted Stock shall bear substantially the following legend: "The shares represented by this certificate are subject to a Restricted Stock Agreement between the Corporation and the registered holder. The shares may only be transferred in


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accordance with such agreement, a copy of which is on file with the Secretary of this Corporation."

         9. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Recipient" as used in this Agreement shall include Recipient's executor, administrator or other legal representative or the person or persons to whom Recipient's rights pass by will or the applicable laws of descent and distribution.

         10. Spousal Consent. Recipient shall cause his or her spouse to execute a Consent of Spouse in substantially the form of that attached hereto as Exhibit A concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

         11. Miscellaneous.

         (a) The Company shall not be required (i) to transfer on its books any shares of Restricted Stock which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         (b) The parties agree to execute such further instruments and to take such action as may reasonably be necessary to carry out the intent of this Agreement.

         (c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon delivery to the Recipient at his address then on file with the Company.

         (d) This Agreement shall not be construed so as to grant the Recipient any right to remain an employee or consultant of the Company.

         (e) This agreement is to be construed in accordance with and governed by the internal laws of the State of Nevada without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Nevada to the rights and duties of the parties. Each party submits to the exclusive jurisdiction and venue of any State or Federal court with jurisdiction in the State of Texas with respect to any controversy or claim arising out of, related to, or connected with this Agreement, the Plan, its enforcement or interpretation.





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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Restricted Stock Agreement as of the date first above written.


COMPANY:                                                     RECIPIENT:
TIDELANDS OIL & GAS CORPORATION

By:                                    By:
   -------------------------------        --------------------------------------
Name:
     -----------------------------        __________________, an individual
Title:
      ----------------------------




















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                                    EXHIBIT A

                                CONSENT OF SPOUSE


         I,  _____________________,   spouse  of  ____________,  have  read  and
approved the foregoing Agreement. In consideration of the grant to my spouse of shares of TIDELANDS OIL & GAS CORPORATION as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement insofar as I may have any rights under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.



Dated: __, 2007
                                       -----------------------------------------
                                                       (SIGNATURE)